                                                                EXHIBIT 4(h)(3)

                  EMPLOYMENT TERMINATION AGREEMENT AND RELEASE
                  --------------------------------------------


TITMUS OPTICAL, INC. (the "Company") and EDWARD E. GREENE ("Greene") hereby agree as follows:

       1. The Company accepts Greene's voluntary resignation as an officer and director of the Company effective December 31, 1996.

       2. The Company accepts Greene's voluntary resignation as the President and as a Director of the Company effective as of the close of business on December 31, 1996.

       3. Greene's employment with the Company shall be terminated on the earlier of (i) receipt by Greene of a notice (the "Termination Notice") from the Company stating the date of termination or (ii) February 28, 1997 (the "Termination Date").

       4. The Company shall continue to provide its current medical and dental coverage for Greene until the Termination Date. Following that date, the Company will respect Greene's rights, if any, to continued medical coverage at his own expense under the Consolidated Omnibus Budget Reconciliation Act (COBRA).

       5. The execution of this Agreement shall not be construed as an admission of a violation of any statute or law or breach of any duty or obligation by either the Company or Greene.

       6. This Agreement is confidential and shall not be made public by either the Company or Greene except as required by law or if necessary in order to enforce this Agreement.

       7. Greene acknowledges that the accommodations made to Greene with respect to his continued employment until the Termination Date and payment provided for in paragraph 3 of this Agreement are greater than any to which he may have otherwise been entitled under any existing Company separation, benefit or compensation policy. In consideration of the foregoing, Greene hereby releases and forever discharges the Company, its present and former officers, employees, agents, partners, subsidiaries, successors and assigns from any and all liabilities, causes of action, debts, claims and demands both in law and in equity known or unknown, fixed or contingent, which he may have or claim to have based upon or in any way related to employment or termination of employment with the Company and hereby covenants not to file a lawsuit or charge to assert such claims. This includes but is not limited to claims arising under federal, state or local laws prohibiting employment discrimination, including specifically the Age Discrimination in Employment Act of 1967, as amended ("ADEA"), or claims growing out of any legal restrictions on the Company's right to terminate its employees.

        8. In consideration of the foregoing, from the date hereof forward Greene will not directly or indirectly, (without the Company's prior written consent) use for himself or use for, or disclose to, any party other than the Company, any secrets or confidential information or data regarding the business of the Company or any secret or confidential information or data regarding the costs, uses, methods, applications, customers, agents, trade accounts or suppliers and pertinent information respecting transactions (and prospective transactions relating thereto) of products or services purchased, made, produced, or sold by the Company, or regarding any secret or confidential process, system or other method at any time used, developed or investigated by the Company during Greene's employment by the Company. For purposes of this Agreement, "Confidential Information" means information, not generally known, and proprietary to the Company about the Company's processes and products, including information relating to research, development, financing, manufacture, purchasing, accounting, marketing, advertising, merchandising and selling. In addition, confidential information includes any information disclosed to Greene or obtained by Greene, during the period of his employment which he had a reasonable basis to believe was confidential information, or which was treated at any time and in any manner as confidential information by any employee of the Company. Greene hereby acknowledges receipt of that certain letter from Walter Stepan to Lothar Hartmann of Carl Zeiss, Inc. ("Zeiss") concerning the obligation of Zeiss not to solicit Company salaried employees for employment by Zeiss or its affiliates and not to employ Company salaried employees other than Greene, in both cases for a five-year period. Greene hereby agrees to abide by said letter agreement and not encourage employees of Company to terminate their employment with Company or seek employment with Zeiss or any other company.

        9. As soon as practicable following the Termination Notice and in any event prior to the Termination Date, Greene shall promptly return all Company property and deliver to the Company all memoranda, notes, records, plans and other documents (including all copies thereof) made or compiled by, delivered to, or otherwise acquired by Greene concerning costs, uses, methods, designs, applications, suppliers, agents, refiners, or purchasers of products made or sold by the Company.

        10. In the event of any violation of the provisions of this Agreement, the Company shall be entitled, in addition to any other rights or remedies which it may have, to maintain an action for damages and permanent injunctive relief and in addition shall be entitled to preliminary injunctive relief, it being agreed that the substantial irreparable damages which the Company would sustain by any such violation are impossible to ascertain in advance. Greene will pay all attorneys' fees required to enforce compliance with the terms of this Agreement, to obtain injunctive relief or damages or to otherwise protect the Company's rights and interests as described in this Agreement.

       11. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

       12. Greene understands that various State and Federal laws prohibit employment discrimination based on age, sex, race, color, national origin, religion, handicap or veteran status. These laws are enforced through the Equal Employment Opportunity Commission (EEOC), Department of Labor and state human rights agencies. Greene acknowledges that he has been advised by the Company to discuss this Agreement with his attorney and has been encouraged to take this Employment Termination Agreement and Release home for up to twenty-one days so that he can thoroughly review and understand the effect of this release before acting on it.

       13. Greene has carefully read and fully understands all of the provisions of this Termination Agreement and Release which sets forth the entire understanding between him and the Company. This Agreement may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. Greene acknowledges that he has not relied upon any representation or statement, written or oral, not set forth in this document.

       14. Greene may revoke his agreement to the terms hereof at any time during the seven-day period immediately following the date of his signature below ("revocation period") by delivering written notice of his revocation to the Company. This Agreement shall become effective upon the expiration of the revocation period.

TITMUS OPTICAL, INC.


By: /s/ Walter Stepan                          /s/ Edward E. Greene
    --------------------------                 --------------------------
    Walter Stepan, Chairman                    Edward E. Greene


Dated: 12-19-96                                Dated: 12-19-96
      ------------------------                       --------------------

                                    EXHIBIT B
                                    ---------

                         CERTIFICATE OF EDWARD E. GREENE
                         -------------------------------


         I, Edward E. Greene, do hereby certify, as of the date hereof, as to the following:

         1. I have received payment of $_________________, which represents payment in full of a bonus for fiscal year 1996 and is in consideration of my execution and delivery of that certain Termination Agreement and Release (the "Termination and Release"), a copy of which is attached hereto.

         2. I do hereby reaffirm all representations and agreements set forth in the Termination and Release and acknowledge all terms thereof.



                                                --------------------------------
DATED: ______________, 199_.                           Edward E. Greene

                                   EXHIBIT A

                  EMPLOYMENT TERMINATION AGREEMENT AND RELEASE
                  --------------------------------------------


TITMUS OPTICAL, INC. (the "Company") and EDWARD E. GREENE ("Greene") hereby agree as follows:

       1. The Company accepts Greene's voluntary resignation as an officer and director of the Company effective December 31, 1996.

       2. The Company accepts Greene's voluntary resignation as the President and as a Director of the Company effective as of the close of business on December 31, 1996.

       3. Greene's employment with the Company shall be terminated on the earlier of (i) receipt by Greene of a notice (the "Termination Notice") from the Company stating the date of termination or (ii) February 28, 1997 (the "Termination Date").

       4. The Company shall continue to provide its current medical and dental coverage for Greene until the Termination Date. Following that date, the Company will respect Greene's rights, if any, to continued medical coverage at his own expense under the Consolidated Omnibus Budget Reconciliation Act (COBRA).

       5. The execution of this Agreement shall not be construed as an admission of a violation of any statute or law or breach of any duty or obligation by either the Company or Greene.

       6. This Agreement is confidential and shall not be made public by either the Company or Greene except as required by law or if necessary in order to enforce this Agreement.

       7. Greene acknowledges that the accommodations made to Greene with respect to his continued employment until the Termination Date and payment provided for in paragraph 3 of this Agreement are greater than any to which he may have otherwise been entitled under any existing Company separation, benefit or compensation policy. In consideration of the foregoing, Greene hereby releases and forever discharges the Company, its present and former officers, employees, agents, partners, subsidiaries, successors and assigns from any and all liabilities, causes of action, debts, claims and demands both in law and in equity known or unknown, fixed or contingent, which he may have or claim to have based upon or in any way related to employment or termination of employment with the Company and hereby covenants not to file a lawsuit or charge to assert such claims. This includes but is not limited to claims arising under federal, state or local laws prohibiting employment discrimination, including specifically the Age Discrimination in Employment Act of 1967, as amended ("ADEA"), or claims growing out of any legal restrictions on the Company's right to terminate its employees.

        8. In consideration of the foregoing, from the date hereof forward Greene will not directly or indirectly, (without the Company's prior written consent) use for himself or use for, or disclose to, any party other than the Company, any secrets or confidential information or data regarding the business of the Company or any secret or confidential information or data regarding the costs, uses, methods, applications, customers, agents, trade accounts or suppliers and pertinent information respecting transactions (and prospective transactions relating thereto) of products or services purchased, made, produced, or sold by the Company, or regarding any secret or confidential process, system or other method at any time used, developed or investigated by the Company during Greene's employment by the Company. For purposes of this Agreement, "Confidential Information" means information, not generally known, and proprietary to the Company about the Company's processes and products, including information relating to research, development, financing, manufacture, purchasing, accounting, marketing, advertising, merchandising and selling. In addition, confidential information includes any information disclosed to Greene or obtained by Greene, during the period of his employment which he had a reasonable basis to believe was confidential information, or which was treated at any time and in any manner as confidential information by any employee of the Company. Greene hereby acknowledges receipt of that certain letter from Walter Stepan to Lothar Hartmann of Carl Zeiss, Inc. ("Zeiss") concerning the obligation of Zeiss not to solicit Company salaried employees for employment by Zeiss or its affiliates and not to employ Company salaried employees other than Greene, in both cases for a five-year period. Greene hereby agrees to abide by said letter agreement and not encourage employees of Company to terminate their employment with Company or seek employment with Zeiss or any other company.

        9. As soon as practicable following the Termination Notice and in any event prior to the Termination Date, Greene shall promptly return all Company property and deliver to the Company all memoranda, notes, records, plans and other documents (including all copies thereof) made or compiled by, delivered to, or otherwise acquired by Greene concerning costs, uses, methods, designs, applications, suppliers, agents, refiners, or purchasers of products made or sold by the Company.

        10. In the event of any violation of the provisions of this Agreement, the Company shall be entitled, in addition to any other rights or remedies which it may have, to maintain an action for damages and permanent injunctive relief and in addition shall be entitled to preliminary injunctive relief, it being agreed that the substantial irreparable damages which the Company would sustain by any such violation are impossible to ascertain in advance. Greene will pay all attorneys' fees required to enforce compliance with the terms of this Agreement, to obtain injunctive relief or damages or to otherwise protect the Company's rights and interests as described in this Agreement.

       11. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

       12. Greene understands that various State and Federal laws prohibit employment discrimination based on age, sex, race, color, national origin, religion, handicap or veteran status. These laws are enforced through the Equal Employment Opportunity Commission (EEOC), Department of Labor and state human rights agencies. Greene acknowledges that he has been advised by the Company to discuss this Agreement with his attorney and has been encouraged to take this Employment Termination Agreement and Release home for up to twenty-one days so that he can thoroughly review and understand the effect of this release before acting on it.

       13. Greene has carefully read and fully understands all of the provisions of this Termination Agreement and Release which sets forth the entire understanding between him and the Company. This Agreement may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. Greene acknowledges that he has not relied upon any representation or statement, written or oral, not set forth in this document.

       14. Greene may revoke his agreement to the terms hereof at any time during the seven-day period immediately following the date of his signature below ("revocation period") by delivering written notice of his revocation to the Company. This Agreement shall become effective upon the expiration of the revocation period.

TITMUS OPTICAL, INC.


By: /s/ Walter Stepan                       /s/ Edward E. Greene
    ------------------------------          -----------------------------
    Walter Stepan, Chairman                 Edward E. Greene


Dated: December 19, 1996                    Dated: December 19, 1996
       ---------------------------                 ----------------------